COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Disclosure of contingent liabilities
Pembina had the following contractual obligations outstanding at December 31, 2020:

Contractual Obligations(1)	Payments Due by Period
($ millions)	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Leases(2)	1,064	131	217	174	542
Loans and borrowings(3)	16,275	1,058	2,262	2,708	10,247
Construction commitments(4)	1,208	523	149	43	493
Other	569	112	145	75	237
Total contractual obligations	19,116	1,824	2,773	3,000	11,519
(1)    Pembina enters into product purchase agreements and power purchase agreements to secure supply for future operations. Purchase prices of both NGL and power are dependent on current market prices. Volumes and prices for NGL and power contracts cannot be reasonably determined, and therefore, an amount has not been included in the contractual obligations schedule. Product purchase agreements range from one to 9 years and involve the purchase of NGL products from producers. Assuming product is available, Pembina has secured between 35 and 175 mbpd of NGL each year up to and including 2029. Power purchase agreements range from one to 24 years and involve the purchase of power from electrical service providers. Pembina has secured up to 80 megawatts per day each year up to and including 2044.
(2)    Includes terminals, rail, office space, land and vehicle leases.
(3)    Excluding deferred financing costs. Including interest payments on Pembina's senior unsecured notes.
(4)    Excluding significant projects that are awaiting regulatory approval, projects which Pembina is not committed to construct, and projects that are executed by equity accounted investees.